Exhibit 10.131

TENTH AMENDMENT TO AGREEMENT OF LEASE
THIS TENTH AMENDMENT TO AGREEMENT OF LEASE (this “Tenth Amendment”) is made and entered into as of the 21st day of February, 2020, by and between SPUS8 LIBERTY CENTER, LP, a Delaware limited partnership (“Landlord”) (successor in interest to IX Liberty Center Owner, L.P., a Delaware limited partnership, successor in interest to Liberty Center Venture, a Pennsylvania general partnership), and FEDERATED HERMES, INC., a Pennsylvania corporation formerly known as Federated Investors, Inc. (“Tenant”).
WHEREAS, Landlord and Tenant are parties to an Agreement of Lease for certain premises in the Federated Investors Tower dated January 1, 1993 (the “Original Lease”), as amended by an Amendment to Agreement of Lease dated May 1, 1995 (the “Amendment”), a First Amendment to Agreement of Lease dated November 2, 1995 (the “First Amendment”), a Second Amendment to Agreement of Lease dated September 19, 1996 (the “Second Amendment”), a Third Amendment to Agreement of Lease dated February 10, 1999 (the “Third Amendment”), a Fourth Amendment to Agreement of Lease dated June 30, 2000 (the “Fourth Amendment”), a Fifth Amendment to Agreement of Lease dated November 10, 2000 (the “Fifth Amendment”), a Sixth Amendment to Agreement of Lease dated December 31, 2003 (the “Sixth Amendment”), a Seventh Amendment to Agreement of Lease dated August 15, 2007 (the “Seventh Amendment”), an Eighth Amendment to Agreement of Lease dated September 9, 2011 (the “Eighth Amendment”), and a Ninth Amendment to Agreement of Lease dated September 9, 2016 (the “Ninth Amendment” and collectively, the “Master Lease”);
WHEREAS, Landlord and Tenant desire to further amend the Master Lease for the purpose of confirming the change of the Building name as provided herein.
NOW THEREFORE, Landlord and Tenant, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, agree as follows:
1.Preamble. The foregoing preamble is incorporated by reference herein as if set forth at length. All references herein to the Master Lease shall include the Original Lease, the Amendment, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, and the Ninth Amendment.
2.    Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Master Lease.
3.    Building Name. All references to the name of the Building in the Master Lease, including, without limitation, Section 2.7 of the Original Lease, are hereby changed from the “Federated Investors Tower” to the “Federated Hermes Tower”.
4.    Applicable Law. The laws of the Commonwealth of Pennsylvania shall govern the validity, performance and enforcement of this Tenth Amendment. Notwithstanding the foregoing, with respect to electronic signatures permitted by Section 6 below, this Amendment shall be governed by federal law, including without limitation the Electronic Signatures in Global and

National Commerce Act (15 U.S.C. §§ 7001 et seq.). The invalidity or unenforceability of any provision of this Tenth Amendment shall not affect or impair any other provision.
5.    Interpretation. In the event of any conflict between the provisions of the Master Lease and the provisions of this Tenth Amendment, the provisions of this Tenth Amendment shall control.
6.    Counterparts; Electronic Signatures.  This Amendment may be executed in counterparts, including both counterparts that are executed on paper and counterparts that are in the form of electronic records and are executed electronically. An electronic signature means any electronic sound, symbol or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or e-mail electronic signatures. All executed counterparts shall constitute one agreement, and each counterpart shall be deemed an original. The parties hereby acknowledge and agree that electronic records and electronic signatures, as well as facsimile signatures, may be used in connection with the execution of this Amendment and electronic signatures, facsimile signatures or signatures transmitted by electronic mail in so-called pdf format shall be legal and binding and shall have the same full force and effect as if a paper original of this Amendment had been delivered and had been signed using a handwritten signature. Landlord and Tenant (i) agree that an electronic signature, whether digital or encrypted, of a party to this Amendment is intended to authenticate this writing and to have the same force and effect as a manual signature, (ii) intend to be bound by the signatures (whether original, faxed or electronic) on any document sent or delivered by facsimile or, electronic mail, or other electronic means, (iii) are aware that the other party will rely on such signatures, and (iv) hereby waive any defenses to the enforcement of the terms of this Amendment based on the foregoing forms of signature. If this Amendment has been executed by electronic signature, all parties executing this document are expressly consenting under the Electronic Signatures in Global and National Commerce Act (“E-SIGN”), and Uniform Electronic Transactions Act (“UETA”), that a signature by fax, email or other electronic means shall constitute an Electronic Signature to an Electronic Record under both E-SIGN and UETA with respect to this specific transaction.
7.    Full Force and Effect. Except as specifically set forth herein, the terms, covenants, and conditions of the Master Lease shall remain in full force and effect. Neither the Master Lease nor this Tenth Amendment may be further modified or amended, except in writing signed by both Landlord and Tenant. This Tenth Amendment sets forth the entire understanding of the parties hereto with respect to the matters set forth herein. Landlord and Tenant each hereby ratify and reaffirm all of the remaining terms and conditions of the Master Lease, as amended. Tenant hereby acknowledges that, to the best of Tenant’s knowledge as of the date of this Tenth Amendment, Landlord is not in default under the terms and conditions of the Master Lease, as amended. Landlord hereby acknowledges that, to the best of Landlord’s knowledge as of the date of this Tenth Amendment, Tenant is not in default under the terms and conditions of the Master Lease.
8.    Lender Consent. This Tenth Amendment and the rights and obligations of the parties hereunder shall not become effective until Tenant and Landlord shall have received the written consent of Bank of America, N.A., as Mortgagee, or its successor Mortgagee, to this Tenth Amendment, and Landlord agrees to use commercially reasonable efforts to obtain such consent as soon as possible following the mutual execution and delivery of this Tenth Amendment.

9.    Broker. Landlord hereby warrants to Tenant that no real estate broker has or will represent Landlord in connection with this Tenth Amendment. Tenant hereby warrants to Landlord that no real estate broker has or will represent Tenant in connection with this Tenth Amendment. Landlord and Tenant shall indemnify each other against and hold the other harmless from all liabilities, claims, and expenses (including reasonable attorneys’ fees) arising out of the breach of their respective warranty.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, this Tenth Amendment has been duly executed by the parties hereto as of the date first above written.
LANDLORD:
SPUS8 LIBERTY CENTER, LP, a Delaware limited partnership

By: /s/ Joseph Mancuso
Name: Joseph Mancuso
Title: Vice President

By: /s/ Diann Hsueh
Name: Diann Hsueh
Title: Vice President

TENANT:
FEDERATED HERMES, INC., a Pennsylvania corporation
By: /s/ Richard A. Novak
Name: Richard A. Novak
Title: Vice President

    4